UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 23, 2022, Fluence Energy, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 167,777,055 of Company’s Class A, Class B-1 common stock and Class B-2 common stock (collectively, the “Common Stock”) were present in person or represented by proxy at the Annual Meeting, representing approximately 97.93% percent of the Company’s outstanding Common Stock as of the January 24, 2022 record date. Each share of the Company’s Class A common stock is entitled to one vote per share, and each share of the Company’s Class B-1 common stock is entitled to five votes per share. No shares of Class B-2 common stock were outstanding as of the record date for the Annual Meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 28, 2022.

Item 1 — Election of twelve directors for a term of office expiring on the date of the annual meeting of stockholders in 2023 and until their respective successors have been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Herman Bulls	631,267,675	3,460,698	1,742,242
Elizabeth Fessenden	633,820,158	908,215	1,742,242
Cynthia Arnold	634,222,021	506,352	1,742,242
Harald von Heynitz	634,263,382	464,991	1,742,242
Barbara Humpton	622,464,342	12,264,031	1,742,242
Julian Nebreda	619,913,458	14,814,915	1,742,242
Axel Meier	619,865,799	14,862,574	1,742,242
Lisa Krueger	621,881,399	12,846,974	1,742,242
Emma Falck	626,271,539	8,456,834	1,742,242
John Christopher Shelton	624,790,177	9,938,196	1,742,242
Simon James Smith	626,269,341	8,459,032	1,742,242
Manuel Perez Dubuc	627,538,485	7,189,888	1,742,242

Item 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
636,433,128	30,576	6,911	(0)

Based on the foregoing votes, the twelve director nominees were elected to serve on the Company's Board of Directors for a one year term expiring on the date of our annual meeting of stockholders in 2023 and Item 2 was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: March 24, 2022	By:	/s/ Francis Fuselier
Francis Fuselier
SVP, General Counsel and Secretary